EXHIBIT 10.3

Exhibit A to Warrant Purchase Agreement

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

PATRIOT NATIONAL BANCORP, INC.

WARRANT TO PURCHASE COMMON STOCK

This Warrant is issued to _______________, a ___________ (the “Holder”) by Patriot National Bancorp, Inc., a Connecticut corporation (the “Company”).

1.    Purchase of Shares. Subject to the terms and conditions of this Warrant, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to [_________] shares of fully paid and nonassessable shares of non-voting common stock, par value $0.01 per share, of the Company (the “Non-Voting Shares”), or upon a showing of “no control” pursuant to Section 3(d) below, then voting common stock, par value $0.01 per share, of the Company (the “Voting Shares” and collectively with Non-Voting Shares the “Shares”) at an exercise price set forth in Section 2, such purchase right being subject to the vesting and exercise requirements set forth in Section 3, and the expiration date as set forth in Section 10 below.

This Warrant is issued in connection with the Warrant Purchase Agreement entered into by and between the Company and Holder dated as of August 29, 2025 (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings as defined in the Agreement.

2.    Exercise Price. The exercise price for the Shares shall be $1.56, and subject to the Warrant holder meeting the “Non-Control Conditions” set forth below, subject to adjustments as provided below in Section 7, provided, however, the Holder shall not be entitled to purchase the Shares issuable upon exercise of this Warrant that would cause the Holder (including its Affiliates (as defined in the Agreement) or any other Persons (as defined in the Agreement) with which the Holder is acting in concert or whose holdings would otherwise be required to be aggregated for purposes of the Bank Holding Company Act of 1956, as amended (the “BHC Act”) or the Change in Bank Control Act of 1978 (“CIBC Act”), to acquire, or to obtain the right to acquire, more than 9.99% of the outstanding Shares or the voting securities of the Company (including Common Shares issuable upon conversion of Series A preferred stock of, no par value per share, of the Company (“Series A Preferred Stock”)) or such amount of the voting securities and/or nonvoting securities of the Company (including Non-Voting Shares issuable upon conversion of Series A Preferred Stock) that would constitute “control” under the BHC Act or the CIBC Act on a post transaction basis that assumes that such purchase shall have occurred (the “Non-Control Conditions”). If, after December 31, 2026, the price of the Common Stock of the Company closes above $2.00 per share for over 30 (thirty) straight days (the “Price Threshold”), the Company shall provide notice to the holder of the Warrant of the achievement of the Price Threshold. The Warrant exercise price shall increase by $0.125 per Warrant Share 180 (one hundred eighty) days following the notice of the achievement of the Price Threshold (the “Adjustment Date”).

3.    Vesting, Exercise and Termination Date. This Warrant:

(a)    has been issued on __________, 2025 (the “Issuance Date”),

(b)    shall be fully vested upon issuance;

(c)    shall be exercisable on a date which shall commence on the date that is six (6) months from the Issuance Date; and

(d)    to the extent not previously exercised shall terminate and shall no longer be in force and effect on the date that is three (3) years from the Issuance Date.

4.    Method of Exercise

(a)    While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(i)    the surrender of the Warrant, together with the Notice of Exercise (in the form attached hereto as Exhibit A) executed by the Holder and delivered to the Secretary of the Company at its principal offices; and

(ii)    the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

(b)    Each exercise of this Warrant shall be deemed to have been affected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 4(a) above. At such time, the person(s) or entity(ies) in whose name or names any certificates for Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares represented by such certificates.

(c)    Following surrender of the Warrant, delivery of the Exercise Notice and payment of the Exercise Price for the number of Shares being purchased, the Company shall deliver a replacement Warrant evidencing the balance of any unexercised (vested and unvested) Shares, with otherwise identical terms and conditions.

(d)    Upon a certification by Holder that they would own less than 9.9% voting shares post exercise, this Warrant will be exercised into Voting Shares, otherwise they will be exercised into Non-Voting Shares. The Non-Voting Shares would be convertible into Voting Shares consistent with the terms and conditions of the Charter existing on the Date hereof.

5.         Certificates for Shares; Voting Restrictions. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within twenty (20) days of the delivery of the Notice of Exercise.  Pursuant to the Agreement, the Holder is subject to certain limitations and restrictions on voting the Shares. In the event and to the extent that the Holder shall sell, transfer or assign this Warrant or the Shares, the assignee or transferee shall become party to the Agreement, by execution and delivery to the Company of, a counterpart signature page, joinder agreement, instrument of accession, or similar instrument, to such Agreement.

6.    Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

7.    Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)    Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide the Shares, by split‑up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)    Reclassification and Reorganization. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above, then the Company shall make appropriate provision so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of any series of preferred stock to common stock pursuant to the terms of the Company’s Certificate of Incorporation upon the closing of a registered public offering of the Company’s common stock. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c)    Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant. Upon the written request of the Holder, the Company shall furnish a statement setting forth the calculation of the new number of Shares and Exercise Price, together with such supporting information (e.g., corporate resolutions and amendments to the certificate of incorporation) as the Holder may reasonably request.

8.    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9.    Representations and Covenants of the Company

(a)    Corporate Representation. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

(b)    Reservation of Shares. The Company agrees to take such actions as may be necessary to reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such Shares and other securities, as from time to time shall be issuable upon the exercise of this Warrant in accordance with its terms.

10.    Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

(a)    This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b)    The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c)    The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d)    The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(e)    The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act (“Accredited Investor”).

(f)    The acquisition by the Holder of this Warrant will not cause the Holder (including its Affiliates or any other Persons with which the Holder is acting in concert or whose holdings would otherwise be required to be aggregated for purposes of the BHC Act or the CIBC Act) to violate the Non-Control Conditions.

11.    Restrictive Legend

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

12.    Transferability. Subject to compliance with the terms and conditions of this Section 13, this Warrant is transferable only to an “affiliate” of the Holder as such term is defined in Rule 405 of Regulation D promulgated under the Act and that is an Accredited Investor and upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.

Notwithstanding the above, this Warrant and all rights hereunder shall not be transferable in whole or in part without an effective related thereto or an opinion of counsel in a form satisfactory to the Company that such registration is not required under the Act as then in effect or any federal or state securities law then in effect. Any such transfer shall be made at the office or agency of the Company at which this Warrant is exercisable, by the Holder or by its duly authorized attorney, upon surrender of this Warrant together with the assignment hereof properly endorsed, and promptly thereafter a new warrant shall be issued and delivered by the Company, registered in the name of the assignee. Until registration of transfer hereof on the books of the Company, the Company may treat the Holder as the owner hereof for all purposes.

13.    Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or, to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

14.    Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as provided below, and (ii) if to the Company, at the address of its principal corporate offices or at such other address as a party may designate by ten (10) days advance written notice to the other party pursuant to the provisions above.

If to Holder, to the address set forth on the signature page to the Agreement.

If to the Company to:

Patriot National Bancorp, Inc.

900 Bedford Street

Stamford, CT 06901

Attention: corporate secretary

Email: legal@bankpatriot.com email

15.    Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Connecticut, without regard to the conflicts of law provisions of the State of Connecticut or of any other state.

16.    Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought

17.    Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

Issued this ___ day of ______, 2025.

[Signature page follows]

Name of Holder:

By:
Name:
Title:

Signature page to Warrant

EXHIBIT A

NOTICE OF EXERCISE

TO:         Patriot National Bancorp, Inc.

Attention: Secretary

1.           The undersigned hereby elects to purchase __________ Shares of Common Stock pursuant to the terms of the attached Warrant.

2.           Method of Exercise (Please initial the applicable blank):

                                             The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3.           Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.         The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 13 of the attached Warrant (including Section 13(e) thereof) are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

EXHIBIT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                         , in compliance with Section 15 of the Warrant, the right represented by the attached Warrant to purchase                          shares of Common Stock of Patriot National Bancorp, Inc. to which the attached Warrant relates, and appoints                          Attorney to transfer such right on the books of                     , with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of: